UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2005

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway,

Suite 500

Dallas, Texas 75248

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 15, 2005, Lone Star Technologies, Inc. (“Lone Star”) issued a press release (the “Press Release”) announcing that on August 15, 2005 its Board of Directors elected David A. Reed and Dan O. Dinges as additional directors of Lone Star to serve until the next annual meeting of shareholders in 2006.

Mr. Reed has served as Managing Partner of Causeway Capital Partners, LP, a private family investment partnership, since 2000, and as co-founder and advisor of ANSRSource, Inc., an off-shore business process and information technology outsourcing and consulting company, since 2003.  From 1974 through 2000, Mr. Reed was with the accounting firm Ernst & Young, LLP, where at the time of his retirement he was Senior Vice Chair-Global Markets and on the USA Management Committee and the Global Advisory Council.

Mr. Dinges has served as Chairman, President and CEO of Cabot Oil & Gas Corporation (“Cabot”), an oil and gas exploration and production company, since May 2002.  From September 2001 until May 2002, Mr. Dinges was President and Chief Operating Officer of Cabot.  Lone Star’s largest subsidiary, Lone Star Steel Company, sold oilfield products aggregating approximately $23,000 in 2003, $0 in 2004 and approximately $337,000 for the first six months of 2005 to distributors that Lone Star believes resold such products to Cabot (with respect to which Mr. Dinges is also a minor (less than 1%) shareholder).  Prior to joining Cabot, Mr. Dinges held various management positions for 20 years with Samedan Oil Corporation, an oil and gas exploration and production subsidiary of Noble Affiliates, Inc.  Mr. Dinges was Senior Vice President and Division General Manager of Samedan Oil Corporation from 1998 until September 2001.

Mr. Reed will serve on Lone Star’s Human Resources and Audit Committees.  Mr. Dinges will serve on Lone Star’s Corporate Governance Committee.  The Board also appointed incumbent director Robert L. Keiser as Chairman of the Corporate Governance Committee.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release of Lone Star dated August 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date: August 17, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Lone Star dated August 15, 2005